EXHIBIT 4.1


                      INDUSTRIAL DISTRIBUTION GROUP, INC.

IDG

                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                                CUSIP 456061 10


THIS CERTIFIES THAT




is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

INDUSTRIAL DISTRIBUTION GROUP, INC., TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF, IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTESIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

         WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS AUTHORIZED OFFICERS.

                  DATED:________________________


-------------------------------------    -------------------------------------
CHIEF FINANCIAL OFFICER AND SECRETARY    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                            COUNTERSIGNED AND REGISTERED:
                                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                   (NEW YORK, NEW YORK)

                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR

                                       BY

                      INDUSTRIAL DISTRIBUTION GROUP, INC.

         The Corporation will furnish to any stockholder on request and without charge a full statement or summary of the designations and any preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption rights and preferences between the shares of each series, if any, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                        UNIF GIFT MIN ACT
TEN ENT  - as tenants by the entireties          __________ Custodian _________
JT TEN   - as joint tenants with right of        (Cust)              (Minor)
 survivorship and not as tenants in common       under Uniform Gifts to Minors
                                                 Act _________________________
                                                           (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________ SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

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ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION
WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _______________________

                                     -------------------------------------------
                             NOTICE: THE  SIGNATURE  TO  THIS   ASSIGNMENT  MUST
                                     CORRESPOND  WITH THE NAME AS  WRITTEN  UPON
                                     THE  FACE  OF  THE   CERTIFICATE  IN  EVERY
                                     PARTICULAR,     WITHOUT    ALTERATION    OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         This certificate also evidences certain Rights as set forth in a Rights Agreement between Industrial Distribution Group, Inc. and American Stock Transfer & Trust Company, dated as of August 28, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Company. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may be null and void.